July 8, 1996




Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N. W.
Washington, D. C.  20549

Re:  Hibernia Corporation
     Current Report on Form 8-K
     Commission File No. 1-10294

Dear Sirs:

       Pursuant  to  rules  and  regulations  adopted  under  the
Securities  Exchange  Act  of  1934,  as  amended  (the   "Act"),
transmitted  hereby for filing, on behalf of Hibernia Corporation
(the "Company"), is a Current Report on Form 8-K.

      Pursuant to Section 13(a) of the Act, by copy hereof we are filing with the New York Stock Exchange, the national securities exchange on which the Common Stock of the Company is listed and traded, two complete copies, including exhibits. Pursuant to General Instruction E to Form 8-K, such complete copy being filed with the Exchange has been manually signed on behalf of the Company.

      Please call the undersigned at (504) 533-2486 if you have any questions concerning this filing.

                                   Very truly yours,


                                   /s/ PATRICIA C. MERINGER
                                   Patricia C. Meringer
                                   Corporate Counsel and
                                     Secretary

PCM/gbp
Enclosure

cc:  Joseph Lomnicky
     Ron E. Samford, Jr.
     Stephen D. M. Schuetz



               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 8, 1996
                                                ________________
                                                 June 26, 1996



                      Hibernia Corporation
________________________________________________________________
       (Exact name of issuer as specified in its charter)




 Louisiana                 1-10294           72-0724532
________________         _____________       _______________
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
organization)



313 Carondelet Street, New Orleans, Louisiana      70130
_______________________________________________________________
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-2486

Item 5.   Other Events.

      On June 26, 1996, the Registrant announced in a joint press release with Texarkana National Bancshares, Inc. ("Texarkana"), a Texas bank holding company, that it had agreed to a merger with Texarkana, which is headquartered in Texarkana, Texas. The merger is subject to certain regulatory and other approvals, including approval by the shareholders of Texarkana.


                         EXHIBIT INDEX

Exhibit                                                Page
Number              Description                        Number
________            ___________                        ______

 28.29         News Release issued by the Registrant
               on June 26, 1996                           3


                           SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HIBERNIA CORPORATION
                                       (Registrant)


Date:  July 8, 1996           By:  /s/ PATRICIA C. MERINGER
                                   Patricia C. Meringer
                                   Corporate Counsel and
                                     Secretary

                          EXHIBIT 28.29


                          NEWS RELEASE

HIBERNIA                                     Texarkana
                                             National
                                             Bancshares, Inc.

MEDIA INQUIRIES:                             IMMEDIATE
Jim Lestelle -- Manager,                     June 26, 1996
  Corporate Communications
Office: (504) 533-5482;
Home: (504) 488-8826

INVESTOR INQUIRIES:
Dana Combes -- Manager,
  Investor and Government Relations
Office: (504) 533-2180
Home: (504) 895-8480

             HIBERNIA, TEXARKANA NATIONAL BANCSHARES
               SIGN DEFINITIVE AGREEMENT TO MERGE

      NEW ORLEANS, LA, AND TEXARKANA, TX -- Hibernia Corporation and Texarkana National Bancshares, Inc., parent of Texarkana
National Bank, today jointly announced that they have signed a definitive agreement to merge.

       The $406-million-asset Texarkana National Bank serves customers in Bowie and Cass counties in northeast Texas and Miller County in southwest Arkansas. The transaction would give
Hibernia its first presence in Texas since 1992.

     Founded in 1886, Texarkana National Bank is the leading bank in Bowie County, with 47% of the deposits and nine banking locations in Texarkana and a 10th scheduled to open in Atlanta, Texas, July 15. "We view the move into Texarkana as a natural and logical extension of our strong presence in the Shreveport/Bossier City market in northwest Louisiana," said Stephen A. Hansel, Hibernia president and CEO. "Northeast Texas contains a number of markets with economic and demographic characteristics which compare favorably to Louisiana and very favorably to other markets which are contiguous to Louisiana."

      The partnership is both strategically and financially compelling, the two factors that drive Hibernia's expansion program.

Exhibit 28.29
Page 2

       Strategically, the northeast Texas economy, like Shreveport/Bossier City, is "stable and diverse and includes a strong base in manufacturing, health care, paper and timber," pointed out E. R. "Bo" Campbell, chairman of Hibernia's Northern Region, which includes Shreveport/Bossier City. Within a 125-mile radius of Shreveport are approximately 450 companies with sales of more than $10 million annually, middle-market businesses Hibernia targets with a variety of products. Also like Louisiana, northeast Texas is home to the types of small businesses Hibernia is successfully serving in Louisiana through its nationally recognized small-business banking program. Within the same radius are more than 1,200 businesses with sales of less than $10 million annually.

      "Financially, the transaction gives Hibernia the best available franchise in northeast Texas, with a good core deposit base and loan growth among the strongest in Texas," Campbell added.

      Texarkana shareholders would receive Hibernia stock valued at $100.75 per share of Texarkana stock subject to a minimum exchange ratio of 8.2 shares and a maximum of 8.8 shares of Hibernia stock for each Texarkana share outstanding on the merger date. The tax-free pooling of interests is valued at approximately $77 million. The merger is subject to approvals by regulators and Texarkana shareholders and should be completed by year-end.

      "For more than a century, Texarkana National Bank has made customer service and community banking its top priority," said chairman James R. Murphy. "I know our customers will appreciate Hibernia's focus on providing outstanding service, and our employees will like the ways Hibernia is working to become the employer of choice in all of its markets."

      Bob  Flurry,  Northern  Region president,  emphasized  that
Texarkana National Bank's customer service philosophy matches what Hibernia is building across Louisiana.

Exhibit 28.29
Page 3

      "Like all of our Louisiana merger partners, Texarkana will add its considerable strengths to Hibernia's strengths," he said. It emphasizes consumer and commercial lending, including middle-market commercial and multi-family residential real estate lending. The transaction also includes a mortgage subsidiary, Texarkana National Mortgage Co., Inc., a wholly owned subsidiary of Texarkana National Bank. The mortgage operation has an estimated 50% share of residential mortgage originations in the area.

      In addition to seven free-standing locations, the bank also has an office in a Wal-Mart Superstore and another in Central
Mall, the city's only retail shopping center.

      Murphy will continue as Texarkana's chairman, and Robert G.
Fuller will serve as president.

      Texarkana customers should continue using their checks, making loan payments and conducting other transactions as usual.

      Additional mergers with St. Bernard Bank and Trust in suburban New Orleans and Calcasieu Marine National Bank in southwest Louisiana would increase assets to approximately $8.9 billion. Hibernia then would have 197 banking locations in 29 Louisiana parishes and one Texas county. Hibernia's Louisiana markets represent approximately 88% of the state's population and deposits. It would be either first, second or third in deposit market share in 24 of these parishes and in one Texas county. Its statewide Louisiana market share would be more than 17%.

      The  company's common stock (HIB) is listed on the New York
Stock Exchange.